UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2017

T-MOBILE US, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12920 SE 38th Street Bellevue, Washington	98006-1350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 – Entry into a Material Definitive Agreement

On July 25, 2017, T-Mobile USA, Inc. (“TMUSA”), a wholly-owned subsidiary of T-Mobile US, Inc. (the “Company”), amended the terms of its $2 billion secured term loan due January 2024 (the “2024 Term Loan”) from Deutsche Telekom AG (“DT”), its majority stockholder, to lower the applicable margin payable on LIBOR indexed loans thereunder from 2.25% to 2.00%. The reduction of the applicable margin on the 2024 Term Loan is expected to result in an aggregate yearly interest savings of $5 million over the remaining life of the 2024 Term Loan.

TMUSA was not required to pay any amendment fees or other consideration to DT in connection with the repricing of the 2024 Term Loan.

The repricing of the 2024 Term Loan was provided under Amendment No. 4, dated as of July 25, 2017 (“Amendment No. 4”), to that certain Term Loan Credit Agreement, dated as of November 9, 2015 (as amended, the “Term Loan Facility”) among the Company, TMUSA, Deutsche Bank AG, New York Branch, as administrative agent and collateral agent, and DT, as the lender.

Amendment No. 4 also modifies the 2024 Term Loan to include a soft-call prepayment premium of 1.00% of the outstanding principal amount of the 2024 Term Loan payable to DT upon certain refinancings of such loan by TMUSA with lower priced debt prior to a date that is six months after July 25, 2017. No other material terms of the 2024 Term Loan or the Term Loan Facility were modified.

DT is the Company’s majority stockholder and a holder of a portion of TMUSA’s outstanding debt, as further described in the Company’s periodic reports filed with the Securities and Exchange Commission.

Amendment No. 4 is incorporated herein by reference as an exhibit to this current report on Form 8-K. The foregoing summary of Amendment No. 4 is qualified in its entirety by reference to such exhibit.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Exhibit Description

10.1	Amendment No. 4, dated as of July 25, 2017, to the Term Loan Credit Agreement, dated as of November 9, 2015, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

July 27, 2017	/s/ J. Braxton Carter
J. Braxton Carter Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Amendment No. 4, dated as of July 25, 2017, to the Term Loan Credit Agreement, dated as of November 9, 2015, as amended.